Other current assets	12 Months Ended
Jun. 30, 2020
Other current assets.
Other current assets

14    Other current assets

	2019	2020
	RMB	RMB
Prepayments	15,476	3,560
Trade receivables	—	4,475
Contract costs	9,360	8,742
Advances to employees	3,687	1,952
Deductible VAT and prepaid income tax	1,091	14,988
Other receivables due from third parties	2,092	3,006
Total	31,706	36,723

Contract costs represented the capitalized sales commissions relate to the acquisitions of new K-12 educational service contracts, which would be amortized over the expected student relationship period. The amount of capitalized costs recognized in profit or loss during the years ended June 30, 2019 and 2020 was RMB13,052 and RMB12,980, respectively.

The current portion of capitalized sales commissions that is expected to be amortized within one year is included in “other current assets” and the non-current portion is included in “contract costs”.